DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-1

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                           MONTHLY OPERATING REPORT
                   FOR THE MONTH ENDING DECEMBER 25, 1998

                                           Document         Previously      Explanation
   Required attachments                    Attached         Submitted        Attached
   1.  Tax Receipts                          ( )              ( )             (X)

   2.  Bank Statements                       (X)              ( )             ( )

   3.  Most recently filed                   ( )              (X)             ( )
       Income Tax Return

   4.  Most recent Annual Financial          ( )              (X)             ( )
       Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                   Vice President Finance
 /s/ Barry Bilmes                                    and Administration
---------------------------------------              ----------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

     Barry Bilmes                                    January 20, 1999
---------------------------------------              ----------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE


PREPARER:


---------------------------------------               ---------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE


---------------------------------------               ---------------
PRINTED NAME OF PREPARER                                   DATE

   All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-2

                           COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                      FOURTH QUARTER

ASSETS - SEE EXHIBIT 1                   MONTH         MONTH       MONTH
1. CASH
2. ACCOUNTS RECEIVABLE
3. INVENTORY
4. NOTES RECEIVABLE
5. PREPAID EXPENSES
6. OTHER (ATTACH LIST)
7. TOTAL CURRENT ASSETS
8. PROPERTY, PLANT & EQUIPMENT
9. LESS ACCUMULATED
   DEPRECIATION/DEPLETION
10. NET PROPERTY, PLANT &
    EQUIPMENT
11. DUE FROM AFFILIATES & INSIDERS
12. INTANGIBLES (ATTACH LIST)
13. OTHER (ATTACH LIST)
14. TOTAL ASSETS
POSTPETITION LIABILITIES
15. ACCOUNTS PAYABLE
16. TAXES PAYABLE
17. NOTES PAYABLE
18. PROFESSIONAL FEES
19. SECURED DEBT
20. DUE TO AFFILIATES & INSIDERS
21. OTHER (ATTACH LIST)
22. TOTAL POSTPETITION
    LIABILITIES
PREPETITION LIABILITIES
23. SECURED DEBT
24. PRIORITY DEBT
25. UNSECURED DEBT
26. OTHER (ATTACH LIST)
27. TOTAL PREPETITION LIABILITIES
28. TOTAL LIABILITIES
EQUITY
29. PREPETITION OWNERS' EQUITY
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
31. TOTAL EQUITY (DEFECIT)
32. TOTAL LIABILITIES &
    OWNERS' EQUITY


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-3

                              INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                      FOURTH QUARTER

REVENUES - SEE EXHIBIT 2                      MONTH          MONTH         MONTH
1.  GROSS REVENUES
2.  LESS:  RETURNS & DISCOUNTS
3.  NET REVENUE
COST OF GOODS SOLD
4.  BEGINNING INVENTORY
5.  ADD:  PURCHASES
6.  LESS:  ENDING INVENTORY
7.  TOTAL COST OF GOODS SOLD
8.  GROSS PROFIT
OPERATING EXPENSES
9.  OFFICER/INSIDER COMPENSATION
10. DIRECT LABOR/SALARIES
11. PAYROLL TAXES
12. RENT & LEASE EXPENSE
13. INSURANCE
14. DEPRECIATION/DEPLETION/AMORTIZATION
15. GENERAL & ADMINISTRATIVE
16. OTHER (ATTACH LIST)
17. TOTAL OPERATING EXPENSE
18. OPERATING INCOME
OTHER INCOME & EXPENSES
19. OTHER INCOME (ATTACH LIST)
20. OTHER EXPENSES (ATTACH LIST)
21. INTEREST EXPENSE
22. OTHER (ATTACH LIST)
23. NET OTHER INCOME & EXPENSES
REORGANIZATION EXPENSES
24. PROFESSIONAL FEES
25. U.S. TRUSTEE FEES
26. OTHER (ATTACH LIST)
27. TOTAL REORGANIZATION EXPENSES
28. INCOME TAX
29. NET PROFIT (LOSS)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-4


                                                         BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974             ACCOUNT NO.:
                                                         ACCOUNT TYPE:

CASH RECEIPTS AND                             MONTH          MONTH         MONTH
DISBURSEMENTS - SEE EXHIBIT 3
1.  CASH-BEGINNING OF MONTH
                                      RECEIPTS
2.  CASH SALES
3.  COLLECTION OF ACCOUNTS RECEIVABLE
4.  LOANS & ADVANCES (ATTACH LIST)
4.  SALE OF ASSETS
6.  OTHER (ATTACH LIST)
7.  TOTAL RECEIPTS
8.  TOTAL CASH AVAILABLE


                           CURRENT MONTH DISBURSEMENTS
  CHECK
  NUMBER    DATE           PAYEE                            PURPOSE        AMOUNT




             TOTAL DISBURSEMENTS FROM BANK ACCOUNT
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-5


CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4

                           0 - 30 days old
                           31 - 60 days old
                           61 - 90 days old
                           91+ days old
                           TOTAL ACCOUNTS RECEIVABLE
                           AMOUNTS CONSIDERED UNCOLLECTIBLE
                           ACCOUNTS RECEIVABLE (NET)


AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5

                           0-30        31-60       61-90        91+
                           DAYS         DAYS        DAYS       DAYS       TOTAL
ACCOUNTS PAYABLE



STATUS OF POST PETITION TAXES - SEE EXHIBIT 6

                           BEGINNING    WITHHELD                  ENDING
                              TAX        AND/OR       AMOUNT        TAX         DELINQUENT
                           LIABILITY*    ACCRUED       PAID      LIABILITY         TAXES
FEDERAL
WITHHOLDING**
FICA-EMPLOYEE**
FICA-EMPLOYER**
UNEMPLOYMENT
INCOME
OTHER (ATTACH LIST)
TOTAL FEDERAL TAXES
STATE AND LOCAL
WITHHOLDING
SALES
EXCISE
UNEMPLOYMENT
REAL PROPERTY
PERSONAL PROPERTY
OTHER (ATTACH LIST)
TOTAL STATE AND LOCAL
TOTAL TAXES


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-6

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                             MONTH:
BANK RECONCILIATION - SEE EXHIBIT 7
                                           ACCOUNT #1    ACCOUNT #2   ACCOUNT #3    TOTAL
A.  BANK:
B.  ACCOUNT NUMBER:
C.  PURPOSE (TYPE):
1.  BALANCE PER BANK STATEMENT
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
3.  SUBTRACT:  OUTSTANDING CHECKS
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
5.  MONTH END BALANCE PER BOOKS
6.  NUMBER OF LAST CHECK WRITTEN



INVESTMENT ACCOUNTS
                                             DATE OF      TYPE OF      PURCHASE     CURRENT
BANK ACCOUNT NAME & NUMBER                  PURCHASE     INSTRUMENT     PRICE        VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS

CASH

12. CURRENCY ON HAND

13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-7

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                      PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

             INSIDERS - SEE EXHIBIT 8                                      CUMULATIVE
                                                     TYPE OF    AMOUNT       UNPAID
         NAME                           POSITION     PAYMENT     PAID        BALANCE
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS


                     PROFESSIONALS - SEE EXHIBIT 9
                            TYPE         DATE OF COURT
                             OF       ORDER AUTHORIZING    AMOUNT    AMOUNT     TOTAL PAID
         NAME           PROFESSIONAL       PAYMENT        APPROVED    PAID        TO DATE
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS




ADEQUATE PROTECTION PAYMENTS
                                           SCHEDULED    AMOUNTS
                                            MONTHLY       PAID         TOTAL
                                           PAYMENTS      DURING        UNPAID
   NAME OF CREDITOR                           DUE        MONTH      POSTPETITION

                      THE DEBTOR MADE NO ADEQUATE PROTECTION

                             PAYMENTS IN DECEMBER 1998.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-8

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974


QUESTIONNAIRE
                                                                                             YES      NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
   THIS REPORTING PERIOD?                                                                              X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
   ACCOUNT?                                                                                            X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?              X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?             X(a)
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                   X(b)
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                        X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                        X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                    X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                          X
10.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                          X
11.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                         X(c)
12.ARE ANY WAGE PAYMENTS PAST DUE?                                                                     X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.

(b) Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.

(c) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions

INSURANCE                                                        YES      NO
1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
   NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
3. PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------
--------------------------------------------------------------------------

                      INSURANCE POLICIES - SEE EXHIBIT 10
TYPE OF                                                                    PAYMENT AMOUNT
POLICY                                  CARRIER           PERIOD COVERED    & FREQUENCY


DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-9

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                                   PERSONNEL

                                                                       FULL/PART TIME
1.  Total number of employees at beginning of period                       224
2.  Number of employees hired during the period                             2
3.  Number of employees terminated or resigned during the period            0
4.  Total number of employees on payroll at end of period                  226


                              CHANGE OF ADDRESS

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:


DATE OF CHANGE:__________________________

NEW ADDRESS:

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                     CONSOLIDATED BALANCE SHEET - UNAUDITED
                             AS OF DECEMBER 25, 1998
                                    ($000's)

Current Assets:
  Petty cash                                     $       2
  Cash in bank                                         950
  Accounts receivable                                7,018
  Inventories                                        4,580
  Prepaid expenses and other assets                    380
                                                 ---------
  Current assets                                    12,930

Plant and Equipment, net                            11,990

Other Assets:
  Debt acquisition costs                             1,100
  Prepaid promotional expenses                       2,612
  Other assets                                         567
                                                 ---------
  Total assets                                   $  29,199
                                                 ---------
                                                 ---------

Current Liabilities:
  Accounts payable (post-petition)               $   1,042
  Accrued expenses (post-petition)                   2,630
  Term loan note                                    15,493
  Revolving loan                                     1,751
                                                 ---------
  Current liabilities                               20,916

Long Term Liabilities:
  Long-term debt (pre-petition)                     12,319

Liabilities Subject to Compromise:
  Current maturities of long term debt and
    capital lease (pre-petition)                        22
  Accounts payable (pre-petition)                    5,849
  Accrued expenses (pre-petition)                    2,131
  Accrued loss on future purchase
    commitments (pre-petition)                         312
  Allowance for operating losses of
    discontinued segment (pre-petition)              1,958
                                                 ---------
  Liabilities subject to compromise                 10,272

Minority interests                                      99

Shareholders' Equity:
  Common stock                                           1
  Additional paid-in capital                       151,693
  Accumulated deficit in earnings                 (165,651)
  Treasury stock                                      (450)
                                                 ---------
  Total Shareholders' Equity                       (14,407)

                                                 ---------
  Total Liabilities and Shareholders' Equity     $  29,199
                                                 ---------
                                                 ---------

                                                                    Page 1 of 1
                                   Exhibit 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED INCOME STATEMENT - UNAUDITED
                      FOR THE MONTH ENDED DECEMBER 25, 1998
                                    ($000'S)

Sales                                             $ 6,064
Cost of goods sold                                  3,095
                                                  -------
Gross profit                                        2,969

Operating expenses
     Customer                                         883
     Sales                                            226
     Distribution                                     482
     Marketing                                        115
     General administrative                           361
     MIS administrative                                86
                                                  -------
     Total operating expenses                       2,153

Operating income (loss)                               816

Interest expense                                      202
Debt acquisition and restructuring costs              431
Other (income) expense (a)                           (162)
Purchases commitment (gains) losses                  (325)
                                                  -------
Net income (loss)                                 $   670
                                                  =======

NOTES:

(a)  Savemart settlement.

                                                                    Page 1 of 1
                                   Exhibit 2

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                      FOR THE MONTH ENDED DECEMBER 25, 1998
                                    ($000'S)

                                           -------------
                                              11/21/98
                                              12/25/98
                                           -------------
RECEIPTS:
      Lockbox                                    $ 5,423
      Credit Card                                      3
      Other                                           12
                                                 -------
                                                   5,438
DISBURSEMENTS:
      Green Coffee                                 1,313
      Packaging & Flavoring                          428
      Payroll & Benefits                           1,003
      Plant Overhead                                 147
      Customer Expenses                              205
      Distribution Costs                             352
      Sales Costs                                     43
      Marketing                                       71
      Management Info. Systems                        28
      Administrative                                 107
      Professional Fees                              378
      Interest Expense & Bank Fees                   704
      Slotting Fees                                   40
      Capital Expenditures                            72
                                                 -------
          Total Disbursements                      4,891

Net Cash Flow Prior to Goldman Activity              547
      Cash to Goldman                             (5,554)
      Cash from Goldman                            5,404
                                                 -------
Net Cash Flow                                        397
Beginning Cash                                       (10)
                                                 -------
      Ending Cash Before Float                       387
      Outstanding Check Float                        559
                                                 -------
Cash Ledger Balance per Bank                     $   946
                                                 =======

GOLDMAN DIP:
Beginning Balance                                $ 1,901
Drawdowns                                          5,404
Paybacks                                          (5,554)
                                                 -------
   Ending Balance                                $ 1,751
                                                 =======

                                                                          1 of 1
                                   Exhibit 3

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                             AS OF DECEMBER 25, 1998
                                    ($000's)

                                              Past Due
                   ---------------------------------------------------------- Total Accounts   Allowance for Returns   Net Accounts
    0 - 30 Days         30 - 60 Days       60 - 90 Days       Over 90 (a)       Receivable        and Bad Debts         Receivable
---------------        --------------     --------------     ------------       ----------        -------------         ----------
$     5,682              $ 1,220              $ 285            $ 550               $ 7,737             $ (719)             $ 7,018

NOTES:

(a) The Debtor subsequently received approximately $268,000 of this past-due amount.



                                                                    Page 1 of 1
                                   Exhibit 4

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                             AS OF DECEMBER 25, 1998
                                    ($ 000's)

                                                                                                          TOTAL
                                                                                                         ACCOUNTS
       0-30 DAYS                 31-60 DAYS                    61-90 DAYS               91+ DAYS          PAYABLE
      -----------               ------------                  ------------             ----------        --------
       $ (24)                         $ 277                         $ 262               $        8        $    523  (a)

 Outstanding Checks, Chase Account No. 312-7934031-66                                                          477

 Outstanding Checks, FUNB Account No. 2079900003505                                                             42
                                                                                                         ---------
 Total Accounts Payable                                                                                   $  1,042
                                                                                                         ---------
                                                                                                         ---------

 NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.


                                                                    Page 1 of 1
                                   Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          STATUS OF POST-PETITION TAXES
                             AS OF DECEMBER 25, 1998
                                    ($000'S)

                                                        AMOUNT        RECLASS TO
                                   BEGINNING          WITHHELD OR      ACCOUNTS        AMOUNT       ENDING TAX       DELINQUENT
                                 TAX LIABILITY         ACCRUED        PAYABLE (A)       PAID        LIABILITY          TAXES
                                 -------------       -----------    ------------       ------       ----------       ----------
FEDERAL
Withholding (b)                       $   74.1        $  36.1       $    --           $   74.2       $   36.0         $   --
Unemployment (b)                           0.1            1.0            --               --              1.1             --
                                 --------------------------------------------------------------------------------------------------

        TOTAL FEDERAL                     74.2           37.1            --               74.2           37.1             --

STATE
Withholding (b)                            3.0            0.8           --                 1.9            1.9             --
Unemployment (b)                          (0.4)           3.4           --                 0.5            2.5             --
Income                                     3.1           --             --                --              3.1             --
Property                                 280.2           29.7          114.0              81.2          114.7             --
Sales                                     66.5           11.1           --                 6.8           70.8             --
Franchise (c)                             69.3           11.4           --                --             80.7             --
                                 --------------------------------------------------------------------------------------------------

        TOTAL STATE AND LOCAL            421.7           56.4          114.0              90.4          273.7             --
                                 --------------------------------------------------------------------------------------------------
        TOTAL TAXES                   $  495.9        $  93.5       $  114.0          $  164.6       $  310.8         $   --
                                 --------------------------------------------------------------------------------------------------
                                 --------------------------------------------------------------------------------------------------

NOTES:

(a)  Amount vouchered to accounts payable.

(b) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(c) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.


                                                                    Page 1 of 1
                                   Exhibit 6

               BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               BANK RECONCILIATION
                             AS OF DECEMBER 25, 1998
                                    ($000's)


                                             ACCOUNT #1      ACCOUNT #2             ACCOUNT #3         ACCOUNT #4     ACCOUNT #5
A.  BANK:                                       FUNB            CHASE                  CHASE              FUNB           FUNB
B.  ACCOUNT NUMBER:                         2000000482626                         312-7934031-66     2079900003505   2155300194336
C.  PURPOSE (TYPE):                          DEPOSITORY      DEPOSITORY              CHECKING           CHECKING        PAYROLL
-------------------                         -------------   -----------           --------------     -------------   ------------
1.  BALANCE PER BANK STATEMENT                $   31.5       $   398.0             $   436.6          $   83.8       $     75.8
2.  ADD: TOTAL DEPOSITS NOT CREDITED               0.0             0.0                   0.0               0.0              0.0
3.  SUBTRACT: OUTSTANDING CHECKS                   0.0             0.0                (476.7)            (41.9)           (72.4)
4.  OTHER RECONCILING ITEMS (ATTACH LIST)         (9.5)            2.1                  (5.1)              0.0              0.2
5.  MONTH END BALANCE PER BOOKS               $   22.0       $   400.1             $   (45.2)         $   41.9        $     3.6
6.  NUMBER OF LAST CHECK WRITTEN                                                        94608            88744             9181


                                                     ACCOUNT #6          ACCOUNT #7          ACCOUNT #8
A.  BANK:                                               FUNB                FUNB                FUNB
B.  ACCOUNT NUMBER:                                 2090000011463       2090000011450      2090000802410           TOTAL
C.  PURPOSE (TYPE):                                  DEPOSITORY          DEPOSITORY           CHECKING
-------------------                                 -------------       -------------      -------------        -----------
1.  BALANCE PER BANK STATEMENT                       $     1.8           $     1.2          $       1.4         $   1,030.1
2.  ADD: TOTAL DEPOSITS NOT CREDITED                       0.0                 0.0                  4.0                 4.0
3.  SUBTRACT: OUTSTANDING CHECKS                           0.0                 0.0                 (0.4)             (591.4)
4.  OTHER RECONCILING ITEMS (ATTACH LIST)                  0.0                 0.0                  1.4               (10.9)
5.  MONTH END BALANCE PER BOOKS                      $     1.8           $     1.2          $       6.4         $     431.8
6.  NUMBER OF LAST CHECK WRITTEN                                                                   1432
                                                     Outstanding Checks, Chase 312-7934031-66                         476.7
                                                     Outstanding Checks, FUNB 2079900003505                            41.9
                                                     Month End Balance Per Books                                $     950.4

NOTES:

FUNB - First Union National Bank

                                                                    Page 1 of 1
                                   Exhibit 7

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            DISTRIBUTIONS TO INSIDERS
                                  DECEMBER 1998

                                             Director's                         Other                            Total
                               Salary (a)      Fees      Bonus    Severance   Expense (b)     Auto      401(K)     Payments
                               ----------    ----------  -----    ---------   -----------     ----      ------     --------
DIRECTORS:
Aburdene, Elias                $  --        $   500      $  --      $  --      $    --        $  --      $  --      $   500
Bolduc, J.P                       --            500         --         --           --           --         --          500
Moore, James                      --           --           --         --           --           --         --         --
Rudy, Ray                         --            500         --         --           --           --         --          500

OFFICERS:
Breen, Donald                   19,403         --           --         --          2,586         --          192     22,181
Bilmes, Barry                    9,755         --           --         --           --           --          144      9,899
Pennington, Linda                8,151         --           --         --           --           --         --        8,151
Davis, Eric                      7,055         --           --         --           --           --           87      7,142

Brownstein, Hyatt, Farber
  & Strickland P.C                --           --           --         --           --           --         --         --

Schoonover, Randy                   54         --           --         --           --           --         --           54
                               -------      -------      -----      -----      ---------      -----      -------    -------
                               $44,418      $ 1,500      $  --      $  --      $   2,586      $  --      $   423    $48,927
                               =======      =======      =====      =====      =========      =====      =======    =======

NOTES:
(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.
(b)  Meals, travel expenses, etc.

                                                                    Page 1 of 1
                                   Exhibit 8

            BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          PAYMENTS TO PROFESSIONALS (a)
                                 DECEMBER 1998

                    NAME                               TOTAL
                    ----                               -----
Brownstein, Hyatt, Farber & Strickland, P.C           $ 35,232

PricewaterhouseCoopers, LLP                            115,517

Weil, Gotshal & Manges, LLP                             84,832

Richards, Layton & Finger, P.A                          40,492

The Bayard Firm                                         17,732

White & Case, LLP                                       56,996

Logan and Company                                       26,740

                                                      --------
                                                      $377,541
                                                      ========

NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.

                                                                    Page 1 of 1
                                   Exhibit 9

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               INSURANCE POLICIES
                             AS OF DECEMBER 25, 1998

             TYPE OF POLICY               TERM                      CARRIER                   PAYMENTS           FREQUENCY
             --------------               ----                      -------                   --------           ---------
Package                             7/1/98-6/30/99             Royal & Sun Alliance            $158,445            Monthly

TX Auto                             7/1/98-6/30/99             Royal & Sun Alliance            $ 19,166            Monthly

Foreign Liability                   7/1/98-6/30/99             Royal & Sun Alliance            $  2,500            Monthly

Workers' Compensation               7/1/98-6/30/99             Royal & Sun Alliance            $199,875            Monthly

CA Worker's Compensation            7/1/98-6/30/99             Royal & Sun Alliance            $ 24,673            Monthly

Umbrella - $10 million              7/1/98-6/30/99             Royal & Sun Alliance            $ 20,042            Monthly

Umbrella - $15 million              7/1/98-6/30/99             Royal & Sun Alliance            $ 15,500            Annually

Directors and Offficers             2/25/98-2/25/99            National Union                  $120,000            Annually


                                                                    Page 1 of 1
                                   Exhibit 10